Exhibit 10.1

EXECUTIVE SUITE

OFFICE SUBLEASE AGREEMENT

Between

CROWN PLAZA EXECUTIVE SUITES CORPORATION, Sublessor

and

FUTURE CANADA CHINA ENVIORNMENT, JESSICA CHIANG;
Sublessee and Personal
Guarantor

For Sublease Space:

4th Floor, Crown Plaza Building

114 W. Magnolia Street

Suite No. 437

Bellingham, Washington 98225

EXECUTIVE SUITEOFFICE SUBLEASE AGREEMENT

     THIS OFFICE SUBLEASE AGREEMENT ("Sublease") is made and entered into this 12th day of March, 2008 by and between CROWN PLAZA EXECUTIVE SUITES CORPORATION (hereinafter "Sublessor) and FUTURE CANADA CHINA ENVIRONMENT INC., JESSICA CHIANG hereinafter "Sublessee").

RECITALS

     A.   Sublessor, as tenant, and Crown Plaza Corporation, a Washington corporation, as landlord, have entered into an Office Lease Agreement dated January 1, 2005, together with all exhibits, amendments and addenda thereto (hereinafter, collectively, the "Master Lease"), which pertains to certain real property located in the City of Bellingham, Washington.

     B.   Sublessor desires to sublease to Subtenant a portion of the Premises in the Building (hereinafter referred to as the "Sublease Space"), as more fully described in Exhibit "B" attached hereto and made a part hereof, on the terms and conditions set forth below.

WITNESSETH:

     FOR AND IN CONSIDERATION of the rents herein reserved and in further consideration of the mutual promises, terms and conditions hereof, the parties hereby agree as follows:

1.      IDENTIFICATION OF PARTIES, BASIC TERMS AND ENUMERATION OF EXHIBITS. (a) Definitions.

It is understood by both parties that wherever in this document the term "Sublessee" appears, its definition is understood to mean "Sublessee and Personal Guarantor".

(b)	Identification of Parties.

SUBLESSOR:	CROWN PLAZA EXECUTIVE SUITES CORPORATION
ADDRESS OF SUBLESSOR:	114 W. Magnolia, Suite #400
Bellingham, WA 98225
Telephone No. (360) 733-0185

SUBLESSEE and GUARANTOR:	FUTURE CANADA CHINA ENVIORNMENT INC.,
JESSICA CHIANG
ADDRESS OF SUBLESSEE:	Business Address:	114 W. Magnolia St., Suite #437
Bellingham, WA 98225
	Telephone No.	(360) 392-2828
	Contact Person:	JESSICA LIANG

Sublessee's Initials: JC
Sublessor's Initials: MLS

SUBLESSEE'S FORM Of BUSINESS ORGANIZATION:
Corporation	X
Partnership
Sole Proprietor
Spouses Name
(c) Basic Terms
SUBLEASE SPACE:	Suite. No. 437 on the FOURTH (4TH) floor of the Building.	[&2(b)]
SUBLEASE TERM	ONE YEAR	[&4(a)]
SUBLEASE COMMENCEMENT DATE:	MARCH 1, 2008	[&4(a)]
SUBLEASE TERMINATION DATE:	FEBRUARY 28, 2009	[&4(a)]
BASE RENT: $595.00		[&5(a)]
RENT COMMENCEMENT DATE: MARCH 1, 2008 (PRORATED)		[&5(a)]
TYPE OF BUSINESS USE:	GENERAL OFFICE	[&6(a)]
SECURITY DEPORT:	$595.00 (PAID)	[&17(a)] See Exhibit D, Start Up Costs
BROKER'S COMMISSION TO:	NO BROKER INVOLVED	[&32(g)]

         (d)      Enumeration of Exhibits. The exhibits enumerated in this Section and attached to this Sublease are incorporated herein by reference and are to be construed as a part of this Sublease. Each party agrees to perform any obligations on its part stated in any and all such Exhibits:

               Exhibit A: Legal Description
               Exhibit B: Floor Plan of Sublease Space
               Exhibit C: Rules and Regulations
               Exhibit D: Start-Up-Costs
               Exhibit T: Telecommunication Services Agreement

2.      DEMISE; PREMISES AND SUBLEASE SPACE.

          (a)     Description. Sublessor leases from Landlord the fourth (4th) floor (hereinafter the "premises") of that certain real property and improvements located thereon situated in the City of Bellingham,. Washington, as more fully described in the legal description thereof attached hereto and made a part hereof as Exhibit "A" (which real property and improvements are hereinafter collectively referred to as the "Building").

           (b)     Demise and Sublease Space. Sublessor hereby subleases and demises unto Sublessee, and Sublessee hereby subleases from Sublessor and agrees to pay for Executive Suite No. 437 which will hereinafter be referred to as the "Sublease Space," located on the fourth floor of the Building. The floor area of the Sublease Space is generally depicted in cross-hatching on the floor plan attached to the Sublease and made a part hereof as Exhibit "B" (which floor plan is hereinafter referred to as the "Floor Plan").

Sublessee's Initials: JC
Sublessor's Initials: MLS

        (c)    Use of Premises: All such subtenants shall use the Premises for office purposes only.

      (d)    Master Lease. Sublessee acknowledges that this Sublease is subject to all of the terms and conditions of the Master Lease, and upon expiration or other termination of the Master Lease, all sublease agreements shall automatically terminate and be of no further force and effect. Each sublease agreement shall automatically terminate within 14 days after receipt by Sublessee of written notice from Sublessor that the use of a portion of the Premises is disruptive or interferes with the quiet enjoyment of the Property by other tenants of the Property. If such disruptive or interfering issues continue and have not stopped, in the Sublessor's sole judgment, the sublease shall immediately terminate upon receipt by Sublessee of a second written notice from Lessor that the subtenant's use of a portion of the premises is disruptive or interferes with the quiet enjoyment of the Property by other tenants of the Property. Sublessee shall at all times fully comply with all statutes, ordinances, rules and regulations applicable to such business and the Sublessee=s use or occupancy of the Premises.

3.      COMMON AREAS.

      (a)    Definition. The term "Common Areas" shall mean those areas of the Building and other property leased by Sublessor that are provided and designated by Sublessor from time to time for the general non-exclusive use of Sublessor, Sublessee, other tenants of the Sublessor and the respective employees, suppliers, shippers, customers, clients, invitees and licensees of such parties. Sublessor shall maintain the Common Areas in good order, condition and repair.

      (b)    Sublessee=s Rights. Sublessor hereby grants to Sublessee, for the benefit of Sublessee and its employees, during the Term of this Sublease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to rights reserved by Sublessor to make changes to the Common Areas, to close same temporarily for maintenance purposes and make such other changes in, to or with respect to the Common Areas as Sublessor may, in the exercise of reasonable business judgment, deem to be appropriate, provided, however, that Sublessor shall use its best efforts to minimize interference with Sublessee's use of the Sublease Space in the event Sublessor undertakes such activities and changes.

      (c)    Parking Restrictions. Sublessee understands that Sublessor maintains no parking facilities for Sublessee and that vehicle parking adjacent to the Building is restricted for the exclusive use of customers, clients, business invitees of tenants in the Building, and other persons authorized by Sublessor. Sublessor reserves the right to terminate this parking at any time.

4.     TERM.

      (a)    Term. The Term of this Sublease shall be for a period of TWELVE (12) months, commencing on MARCH 1, 2008 the "Commencement. Date") and ending at midnight on FEBRUARY 28, 2009 ("the Termination Date"), unless sooner terminated pursuant to any provision hereof, or extended pursuant to any Option for such purpose provided in a Rider to this Sublease. See Section 2l of this Sublease.

      (b)    Delay in Possession. Notwithstanding the Commencement Date specified above, if for any reason Sublessor cannot deliver possession of the Sublease Space to Sublessee on said date, this Sublease shall not be void or voidable, the Termination Date shall not be extended, and Sublessor shall not be subject to liability for such delay, but in such case Sublessee shall not be obligated to pay rent for such period until possession of the Sublease Space is tendered to Sublessee. In the event that Sublessor shall not have delivered possession of the Sublease Space within thirty (30) days from the specified Commencement Dame, Sublessee may, at its option, cancelled this Sublease by giving notice to Sublessor in

Sublessee's Initials: JC
Sublessor's Initials: MLS

writing within ten (10) days thereafter, in which event both parties shall be discharged from all obligations hereunder; otherwise, the Sublease shall remain in full force and effect.

       (c)      Early Possession. If Sublessee occupies the Sublease Space prior to said Commencement Date with the consent of Sublessor, such occupancy shall be subject to all provisions of this Sublease. Such occupancy shall not advance either the Commencement Date or the Termination Date. Unless otherwise provided in writing in this Sublease, Sublessee shall pay rent during any period of Early Possession at the rates established in Section 1(c) and 5 hereof.

5.      RENT.

       (a)    Base Rent. Sublessee covenants and agrees to pay the Sublessor, as rental for said Sublease Space, for the entire term of the Sublease defined in Paragraph 4, without any offset or deduction, on or before the first day of each month, Base Rent in the sum of $595.00 per month. All payments of rent and other sums due hereunder shall be paid to the Sublessor in lawful money of the United States at such place as Sublessor may from time to time designate in writing to Sublessee.

      (b)      Late Payments. In the event Sublessee should fail to pay any installment of rent or any other sum due hereunder within FIVE (5) days of the date upon which such amount is due, Sublessee shall pay to Sublessor as additional rent a late charge equal to 5% of any such sum then due and unpaid and, in addition, Sublessee shall pay to Sublessor interest on said sum at the rate of twelve percent (12%) per annum from the due date of any sum until paid.

6.      BUSINESS PURPOSE/USE.

     The Sublease Space are to be used for the purposes set forth in Section 1(b) of this Sublease and for no other use or purpose without the prior written consent of the Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed. The Sublessee shall at all times fully comply with all statutes, ordinances, rules and regulations applicable to its business conducted on, and the Sublessee's use or occupancy of, the Sublease Space. Sublessee, its agents, invitees, licensees, permittees and employees shall not do, permit or suffer anything to be done in, on or about the Sublease Space which will in any way create a nuisance or obstruct or unreasonably interfere with the right of other tenants or occupants of the Building or the Sublessor. Sublessee shall comply at all times with the Rules and Regulations attached hereto as Exhibit "C".

7.      DEPOSIT.

       (a) Deposit. As partial consideration for the execution of this Sublease, the Sublessee has previously paid the Sublessor the sum of $595.00, the receipt of which is hereby acknowledged.

       (b) Application of Deposit. If the Sublessee shall have fully complied with all of the covenants, agreements, terms and conditions of this Sublease, $485.00 of the above deposit, or so much thereof as remains after payment of sums due Sublessor by Sublessee hereunder, shall be paid to Sublessee within thirty (30) business days after Sublessee vacates the Sublease Space upon the expiration of this Sublease or the earlier termination of this Sublease with the Sublessor's consent. ($110.00, per suite, of the deposit shall be retained by the Sublessor, at the termination of the Sublease, for carpet care and painting.) The deposit may be commingled with other funds of Sublessor and shall not bear interest.

8.      SERVICES AND UTILITIES.

        (a)      Special Services. Sublessor may provide secretarial and administrative services for the benefit of Sublessee, pursuant to the terms of a separate agreement negotiated by the parties for such purpose, at such rates as may be negotiated from time to time. Sublessor agrees to answer Sublessee's business telephone line and to provide Reception Services in the form of greeting and announcing Sublessee's clients during regular business hours.

       (b)      Conference Room. Two conference rooms are available by appointment at no additional charge. Sublessor reserves the right to change which Conference Room is scheduled from time to time.

Sublessee's Initials: JC
Sublessor's Initials: MLS

Sublessor reserves the right to cancel reservations for conference rooms which have not been utilized within 15 minutes of the appointed time.

       (c)    Common Area Utilities. So long as the Sublessee is not in default under any of the provisions of this Sublease, the Sublessor shall furnish telephone service, electricity, heat, air conditioning, lighting, janitor service for the Common Areas, as well as lighting and power for Sublessee's own equipment or for ordinary office machines and equipment for the Sublease Space during ordinary business hours. Sublessor shall not be liable for any injury, damages or costs which may arise or accrue should the furnishing of any of the above services or utilities be prevented or interrupted, for any reason, except to the extent resulting from the intentional or negligent acts or omissions of Sublessor, its agents, employees or contractors, including act by local utility company, fire, accident, strike, riot, act of God, the making of necessary repairs or improvements, governmental action or any other cause beyond the control of Sublessor. Notwithstanding the foregoing, in the event that any utility is interrupted as a result of any act or omission of Sublessor, its agents, employees or contractors, and such interruption continues for more than forty-eight (48) hours and materially and adversely affects the conduct of Sublessee's business operations on the Sublease Space, rent shall abate and, in the event that such interruption shall continue for ten (10) days, Sublessee shall be entitled to terminate this Sublease.

9.      INSURANCE; WAIVER OF SUBROGATION; INDEMNIFICATION.

       (a)    Liability Insurance - Sublessee. Sublessee shall, at Sublessee=s expense, obtain and keep in force during the term of this Sublease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Sublessee and Sublessor against any liability arising out of Sublessee's use, occupancy or maintenance of the Sublease Space and the Building. Such insurance shall be in an amount not less than $1,000,000.00 per occurrence. The limits of said insurance shall not, however, limit the liability of Sublessee hereunder.

       (b)    Insurance Policy. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Sublease Space, as set forth in the most current issue of "Best's Insurance Guide." Sublessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Sublessor, to the extent written notice of such act or omission is provided to Sublessee. Sublessee shall deliver to Sublessor certificates of insurance evidencing the existence and amounts of such insurance, naming Sublessor, its successors and assigns, as additional insureds with respect to the Sublease Space, within ten (10) days after the Commencement Date of this Sublease or prior to or upon taking occupancy, whichever is sooner. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Sublessor. Sublessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Sublessor with renewal certificates therefore.

       (c)    Waiver of Subrogation. Neither Sublessor nor Sublessee shall be liable to the other (by way of subrogation or otherwise) or to any insurance company insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under workers compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Sublease. Sublessee and Sublessor shall, upon obtaining the policies or insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease.

10.      ASSIGNMENT AND SUBLETTING.

       (a)    No Assignment or Subletting. Sublessee shall not assign this Sublease, or any interest in this Sublease, nor permit the use of the Sublease Space by any person other than the Sublessee, nor sublet said Sublease Space or any part thereof, without the prior written approval of the Sublessor.

Sublessee's Initials: JC
Sublessor's Initials: MLS

Sublessor may at it's sole discretion, withhold such approval from any proposed assignment or sublease when proposed subtenant is not financially capable, in the sole determination of the Sublessor, of meeting it's commitment under the said sublease, or when the proposed subtenant or assignee is currently a tenant of the Landlord (Sublessor) or has been a tenant of the Landlord (Sublessor) within the previous 6 months.

         (b)    Sublessee's Primary Liability. Notwithstanding the foregoing, no assignment or subletting shall release or relieve the Sublessee from the primary obligation and responsibility of making all payments and performing all obligations at the times and in the manner called for in this Sublease.

11.      ACCEPTANCE, CARE AND SURRENDER OF SUBLEASE SPACE.

         (a)    Acceptance of Sublease Space; Care of Sublease Space. Sublessee has examined the Sublease Space and accepts them in their present condition and will at all times keep the Sublease Space in a neat, clean and sanitary condition, including reasonable care, cleaning and maintenance with respect to the floor covering and window covering within the Sublease Space. Sublessee will, upon receipt of an invoice therefore, promptly reimburse Sublessor for the reasonable replacement cost of any glass of windows and doors in the Sublease Space as may become cracked or broken due to the negligence of the Sublessee. If such glass is cracked or broken due to any other cause, Sublessor shall promptly replace such glass. Sublessee agrees to repair any damage to the Sublease Space arising because of the removal or relocation of its equipment, fixtures or personal property or otherwise caused by Sublessee, its agents, licensees, invitees, employees and/or contractors.

        (b)    Surrender of Sublease Space. Sublessee shall, at the expiration or earlier termination of this Sublease, surrender possession of the Sublease Space to the Sublessor in the condition as accepted hereunder; or, in the event any alterations or improvements approved by Sublessor are made hereafter, then in the condition prior to making the alterations or improvements or at the sole discretion or the Sublessor in the condition in which they shall be after the making of such alterations or improvements, except for ordinary wear and tear, or damage by Sublessor or other occupants of the Building.

12.      ALTERATIONS OR IMPROVEMENTS.

     Sublessee shall not make any alterations, additions, renovations or improvements in or to the Sublease Space, without first obtaining the written consent of the Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed.

13.      ACCESS.

     Sublessee shall have access to the Sublease Space twenty-four (24) hours per day, seven (7) days per week. Upon reasonable prior written notice to Sublessee, the Sublessor and its agents shall have the right to inspect the Sublease Space at all reasonable times during normal business hours and shall have the right to enter the same for purposes of cleaning, repairing, altering, or improving the Sublease Space, or the Building or those portions of the Building located within the Sublease Space which serve other tenants in the Building. Notwithstanding the foregoing, Sublessor may enter the Sublease Space without notice for the purpose of any emergency, provided Sublessor shall notify Sublessee as soon as it is reasonably possible after any such emergency entry. No such entry by Sublessor shall be deemed to be an actual or constructive eviction of the Sublessee. The Sublessee shall not install any new lock or bolt on any door without the Sublessor's prior written consent.

14.      SIGNS OR ADVERTISING.

          (a)    Sublessor's Consent. The Sublessee will not inscribe any inscription or post, place, or in any manner display any sign, notice, picture or poster, or any advertising matter whatsoever anywhere in or about the Premises, Common Areas or the Building, without first obtaining the Sublessor's written consent thereto, such consent not to be unreasonably withheld, conditioned or delayed. Any consent so obtained from Sublessor shall be with the understanding and agreement that Sublessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises or Building caused thereby.

Sublessee's Initials: JC
Sublessor's Initials: MLS

        (b)    Building Directory. The Sublessor shall at all times maintain in the Building a directory for tenants in the Building, which Sublessor shall cause to be updated at reasonable intervals.

15.     WASTE AND UNLAWFUL USE.

     The Sublessee will not commit or suffer any waste upon the Sublease Space or Building, or disturb the quiet enjoyment of other tenants of said Building by making or suffering any unreasonably objectionable nuisance, undue or unseemly noise or vibration, and will not do or permit to be done in or about the Sublease Space anything which is illegal or unlawful, or which will be dangerous to life or limb, or which will increase any insurance rate upon said Sublease Space or said Building.

16.     SUCCESSORS.

     Subject to the provisions of Sections 10 and 26 hereof, all the covenants, agreements, terms and conditions contained in this Sublease shall apply to and be binding upon the Sublessor and the Sublessee and their respective heirs, executors, administrators, successors, marital communities, if any, and assigns.

17.     TAXES.

     Sublessee shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which shall become payable during the term of this Sublease upon Sublessee's trade fixtures, furniture, equipment and personal property installed or located in the Sublease Space.

18.     LIENS AND ENCUMBRANCES.

        (a)    Liens. The Sublessee shall keep the Sublease Space and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by the Sublessee.

        (b)    Encumbrances. It is understood and agreed that Sublessee shall have no right to grant any mortgage, assignment, deed of trust, security agreement, financing statement or other document or instrument (hereinafter collectively and individually referred to as a Amortgage@) to secure the payment of any sum or the performance of any obligation, where such mortgage includes the legal description or street address of the Sublease Space, Building or any part thereof.

19.     COST AND ATTORNEY'S FEES.

     If by reason of any default or breach hereunder by either of the parties, it becomes necessary to institute a lawsuit or to commence arbitration, or in the event that either party shall commence such an action to interpret or enforce the terms hereof, then the prevailing party in such lawsuit or arbitration shall be entitled to recover, as part of any such judgment or decision, all such amounts as shall be reasonably incurred by such prevailing party for attorneys' fees and any and all such other costs as shall be reasonably and necessarily incurred in pursuit of such lawsuit or arbitration. This provision shall also apply for the benefit of the prevailing party in any appeal taken therefrom.

20.      NON-WAIVER OF BREACH.

     The failure of either Sublessor or Sublessee to insist upon strict performance of any of the covenants and agreements of this Sublease or to exercise any option therein conferred in any one or more instances, shall not be construed to be a waiver or relinquishment of any such covenant or agreement or option or of any other covenant or agreement or option, but the same shall be and remain in full force and effect.

Sublessee's Initials: JC
Sublessor's Initials: MLS

21.     HOLDOVER.

        (a)    Holdover Prohibited. Sublessee shall not hold over past the Termination Date without the written consent of the Sublessor. If Sublessee shall, without the written consent of the Sublessor, hold over after the expiration of the Term of this Sublease, if Sublessor elects not to avail itself of its legal remedies for breach, such tenancy shall be for an indefinite period of time on a month-to-month tenancy, which tenancy may be terminated as then provided by the laws of the State.

        (b)    Rent and Terms. During such tenancy, if Sublessor waives breach, the Sublessee shall pay to Sublessor a monthly Rent (together with any and all Additional Rent, and any other payments called for above) equal to one hundred twenty-five percent (125%) of the monthly installment of Base Rent applicable for the month in which the Term hereof expired or was terminated, and be bound by all the other terms, covenants, and conditions of this Sublease, except as modified in this Section 21.

22.     CONDEMNATION; CASUALTY.

        (a)    Right to Terminate. A condemnation of the entire Building or a condemnation of any portion of the Sublease Space occupied by Sublessee shall result in a termination of this Sublease.

        (b)    Award. If part or all of the Sublease Space or Building shall be taken or condemned, all compensation awarded upon such condemnation or taking shall go to the Sublessor and Sublessee shall have no claim thereto, and the Sublessee hereby irrevocably assigns and transfers to the Sublessor any right to compensation or damage to which the Sublessor may be entitled during the term hereof by reason of the condemnation of all, or a part of the Sublease Space; provided, that Sublessor shall promptly notify Sublessee in writing of the pendency of any condemnation proceedings affecting the Building, and the Sublessee shall have the right to receive any award for moving or relocation costs or other awards granted specifically to it.

23.     NOTICES.

     All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations desired or required to be given under this Sublease by either party to the other shall be in writing and shall be sufficiently given if personally hand-delivered to the party to receive the same or if sent by certified mail, return receipt requested, postage prepaid, and addressed to the party to receive the same at the addresses listed in Section 1 of this Sublease, or to such other address as each respective party may designate from time to time by written notice to the other.

24.     SUBORDINATION.

        (a)    Subordination. This Sublease, at Sublessor's option shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed under the real property or Building of which the Sublease Space are a part and to any and all advances made on the security thereof and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof. As long as Sublessee performs its obligations under this Sublease, no foreclosure nor deed in lieu of foreclosure, nor sale pursuant to the encumbrance, nor any steps taken to enforce the encumbrance, shall disturb Sublessee's right to possession of the Sublease Space or quiet enjoyment thereof.

        (b)    Delivery of Documents. Subject to Section 25 of this Sublease, Sublessee agrees to execute any documents reasonably required to effectuate such subordination or to make this Sublease subordinate to the lien of any ground lease, mortgage, deed of trust, or other security document, as the case may be, and failing to do so within ten (10) days after Sublessee's receipt of a written demand from Sublessor shall give the Sublessor the right to terminate this Sublease for default; provided, however, that such documents do not increase any of Sublessee's obligations nor decrease any of Sublessee's rights hereunder.

Sublessee's Initials: JC
Sublessor's Initials: MLS

25.     ATTORNMENT.

     In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Sublessor covering the Sublease Space, or in the event of any sale in lieu thereof, the Sublessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Sublessor under this Sublease, provided said purchaser expressly agrees in writing that, so long as Sublessee is not in default under the Sublease, the Sublessee's possession and occupancy of the Sublease Space shall not be disturbed and said purchaser will thereafter perform all of the obligations of the Sublessor under this Sublease.

26.     SUBLESSEE'S ESTOPPEL CERTIFICATES.

        (a)    General. Sublessee shall, within thirty days after Sublessee's receipt of a written request from Sublessor execute, acknowledge and deliver to Sublessor or its designee a written statement certifying as follows: (i) the date this Sublease was executed, its commencement date if different from the date of execution and the date on which this Sublease expires; (ii) the date the Sublessee entered into occupancy of the Sublease Space; (iii) the amount of Base Rent payable under this Sublease; (iv) the date to which the Base Rent has been paid; (v) that this Sublease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Sublease); (vi) that this Sublease represents the entire agreement between the parties as to this leasing; (vii) that all conditions under this Sublease to be performed by the Sublessor have been satisfied; (viii) that there are no existing defenses or offsets which the Sublessee has against the enforcement of this Sublease by the Sublessor, (ix) that no rent has been paid more than one month in advance; (x) and that no security has been deposited with Sublessor (or, if so, the amount thereof).

        (b)    Reliance. It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Sublessor=s interest or a mortgagee of Sublessor's interest or assignee of any mortgage upon Sublessor's interest in the Building.

        (c)    Failure to Respond. If Sublessee shall fail to respond within thirty days of receipt by Sublessee of a written request by Sublessor as herein provided, Sublessee shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Sublessor to a prospective purchaser or mortgagee and that this Sublease is in full force and effect, that there are no uncured defaults in Sublessor's performance, that the security deposit is as stated in this Sublease, and that not more than one month's rent has been paid in advance.

27.     BREACH BY SUBLESSEE.

        (a)    Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Sublease by Sublessee.

(1)    Vacating the Premises. The vacating or abandonment of the Premises by lessee.

(2)    Failure to Pay Rent. The failure by Sublessee to make any payment of Rent, Additional Rent or any other payment required to be made by Sublessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after receipt of written notice thereof by Sublessee.

(3)    Failure to Perform. The failure by Sublessee to observe or perform any of the covenants, conditions or provisions of this Sublease to be observed or performed by the Sublessee, other than described in Section 27(a)(2) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Sublessor to Sublessee; provided, however, that if the nature of Sublessee's default is such that more than thirty (30) days are reasonably required for its cure, then Sublessee shall not be deemed to be in default if Sublessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

Sublessee's Initials: JC
Sublessor's Initials: MLS

(4) Insolvency. Either (i) the appointment of a receiver to take possession of all or any part of the assets of Sublessee; or (ii) the general assignment by Sublessee for the benefit of creditors, or (iii) any action taken or suffered by Sublessee under any state or federal insolvency or bankruptcy act if such appointment, assignment or action shall not be set aside, vacated, or discharged within thirty (30) days.

(5) Misrepresentation. The discovery by Sublessor that any financial statement given to Sublessor by Sublessee, any assignee of Sublessee, any subtenant of Sublessee, any successor in interest of Sublessee or any guarantor of Sublessee's obligation hereunder, was materially false.

        (b)    Remedies. In the event of a default, Sublessor, besides other rights or remedies that it may have, shall have the right to either terminate this Lease and, at Sublessor=s option, accelerate the unpaid balance of Base Rent owing under this Lease at such time, or from time to time, without terminating this Lease, relet the Premises or any part thereof for the account and in the name of Lessee or otherwise, for any such term or terms and conditions as Lessor in its solo discretion may deem advisable with the right to make alterations and repairs to the Premises. Whether this Lease is terminated or not, Lessee shall pay to Lessor, as soon as ascertained, the costs and expenses incurred by Lessor in obtaining possession of the Premises, reletting, making such alterations and repairs, and/or exercising its rights hereunder which costs and expenses shall include, but not be limited to attorneys' fees (whether or not suit is commenced), real estate commissions, advertising costs and remodeling and/or construction costs, if the Premises are relet, rentals received by Lessor from such reletting shall be applied; (i) to the payment of any indebtedness, other than rent, due hereunder from Lessee to Lessor; (ii) to the payment of the cost of any alterations and repairs to the Premises necessary to return the Premises to good condition, normal wear and tear excepted, for uses permitted by this Lease and the cost of storing any of Lessee's property left on the Premises at the time of reletting; (iii) to the payment of rent due and unpaid hereunder; and the balance, if any, shall be held by Lessor and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the excess, if any, at the end of the term of this Lease shall be paid to Lessee. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Lessee hereunder, the Lessee shall immediately pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

        (c)    Other Remedies. The Sublessor shall have the right, in addition to the remedies set forth above, to pursue any other remedy now or hereafter available to Sublessor under the laws or judicial decisions of the State of Washington.

28.     REMOVAL OF PROPERTY.

     In the event of any entry in, or taking possession of, the Sublease Space as provided in Section 27 of this Sublease, Sublessor shall have the right, but not the obligation, to remove from the Sublease Space all personal property located therein, and may store the same in any warehouse selected by Sublessor, at the expense and risk of the owners of such personal property, with the right to sell such stored property, upon written notice to Sublessee, in compliance with the laws of the State of Washington, and the proceeds of such sale to be applied first to the cost of such sale, second to the payment of the charges for storage, if any, and third to the payment of any other sums of money which may then be due from Sublessee to Sublessor tinder any of the terms hereof, with the balance, if any, to be promptly paid to Sublessee.

29.     DEFAULT BY SUBLESSOR.

     Sublessor shall not be in default unless Sublessor fails to perform obligations required of Sublessor within a reasonable time, but in no event later than thirty (30) days after written notice by Sublessee to Sublessor and to the holder of any first mortgage or deed of trust covering the Sublease Space and/or Building whose name and address shall have theretofore been furnished to Sublessee in writing. Said notice shall specify wherein Sublessor has failed to perform such obligation; provided, however, that if the nature of Sublessor's obligation is such that more than thirty (30) days are required

Sublessee's Initials: JC
Sublessor's Initials: MLS

for performance, then Sublessor shall not be in default if Sublessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Sublessee further agrees not to invoke any of its remedies under this Sublease until said thirty (30) days have elapsed. In no event shall Sublessee have the right to terminate this Sublease, or abate the rent or credit or offset damages against the rent provided for in this Sublease, as a result of Sublessor's default and Sublessee's remedies shall be limited to damages and/or an injunction. Except as otherwise provided herein, in no event shall Sublessor have the right to terminate this Sublease if Sublessee. fails to occupy the Sublease Space during all or any portion of the term of the Sublease: provided, however, that Sublessee is not in default beyond any applicable grace period or cure period.

30.     SUBLESSOR'S ADDITIONAL COVENANTS.

        (a)    Quiet Enjoyment. Sublessee shall have quiet possession and enjoyment of the Sublease Space during the term hereof and any extension or renewal thereof. This provision is subject to the lease stipulations between the building owners and the Lessor.

        (b)    Maintenance, Structural Repairs. During the term hereof, Sublessor shall carry out all necessary maintenance and structural repairs to the Building in which the Sublease Space are situated.

        (c)    Taxes. Sublessor shall pay or cause to be paid any municipal or other real property taxes in respect of the Building and land in and on which the Premises are situated apart from such taxes required to be paid by the Sublessee under Section 17 of this Sublease.

31. MISCELLANEOUS.

        (a)    Headings. The paragraph and section headings hereof are for convenience purposes only and shall not be used to expand or interpret the meaning of any part of this Sublease.

        (b)    Time.    Time is of the essence hereof.

        (c)    Severability. If any portion of this Sublease shall be deemed void, illegal or unenforceable, the balance of this Sublease shall not be affected thereby.

        (d)    Law. This Sublease shall be interpreted under the laws of the State of Washington.

        (e)    Jurisdiction. The parties agree that the Superior Court of the State of Washington for Whatcom County, shall have sole jurisdiction over any question, claim, loss or injury arising hereunder which is not specifically made subject to arbitration under the terms of this Sublease.

        (f)    Acceptance of Keys. The acceptance of keys to the Sublease Space by the Sublessor, its agents, employees, contractors or any other person on Sublessor's behalf shall not be deemed or constitute a termination of this Sublease unless such termination is evidenced in writing signed by the Sublessor.

        (g)    Broker's Commission. Each party hereby represents and warrants to the other that no real estate broker's, salesman's or finder=s fees, commissions or other compensation are due, or will arise, by reason of this transaction except for a commission due (No Broker Involved) which will be paid by Sublessee and each party hereby indemnifies and holds the other harmless from and against any other such fees, commissions and/or compensation which are due, or claimed to be due, by reason of this transaction and arise, or are claimed to arise, by reason of some agreement, arrangement, contract or relationship between the indemnifying party and some other broker, salesman, finder or other person or entity.

32.     ADDITIONAL PERSON

     One person (the tenant/lessee) shall occupy each suite (office). Should the Sublessee wish to allow an office to be used by more than the one full-time equivalent that occupancy shall only be with the written permission of the Landlord (Sublessor) and, if written permission is granted, an ADDITIONAL PERSON CHARGE shall apply and shall be prorated based on a percentage of a full time equivalent. That charge is $95.00 per person per month per full time equivalent.

33.     TELEPHONE

     Sublessee acknowledges that it will purchase telephone services from Sublessor. Sublessor agrees to sell Sublessee Telecommunication Services for its use at rates published in the Telephone Service Agreement (Exhibit T). Sublessee agrees that Crown Plaza Executive Suites Corporation will be the sole provider of Telecommunication Services including Internet Access for all lessees in the Crown Plaza Executive Office Suites.

34.     HIRING OF CROWN PLAZA EXECUTIVE OFFICE SUITES EMPLOYEES/STAFF.

     Sublessee understands that Sublessor has incurred substantial time and expenses to obtain personnel for its support services staff. Sublessee agrees not to offer to hire or employ any of the Sublessor's employees/staff. In the event that Sublessee should hire or attempt to hire any of the Sublessor's employees/staff, Sublessee agrees that such offer of employment or hiring of any such employee will constitute a material breach of this Sublease and that such breach shall constitute grounds for the immediate termination of this Sublease. Sublessor=s employees/staff includes all employees of the Sublessor during the period of their employment with Sublessor and for a period of one hundred eighty (180) days thereafter.

35.     GUARANTEE.

     Any Guarantor of this Sublease hereby unconditionally, absolutely and irrevocably guarantees payment to the Sublessee of all liabilities, including loans, owing by Sublessee, which will or may arise pursuant to the terms of this Sublease Agreement, together with interest thereon. The Sublessee shall not be bound to exhaust its recourse nor to take any action against the Sublessee or other parties or on any collateral it may hold before being entitled to payment by the Guarantor of all amounts hereby guaranteed, but may make such demands and take such action as it deems advisable. Notice of default on the part of the Borrower is hereby waived; and the Guarantor agrees to remain bound notwithstanding any permitted assignment of the Sublease, or any extensions or renewals thereof or of any separate indebtedness owing by Sublessee or any part thereof. The Guarantor represents that its economic interests are benefited by the Sublease and/or by any other financial accommodations provided by Sublessor to said Sublessee, whether by subsidiary or affiliate relationships or by trade relationship with Sublessee and that Guarantor is well informed as to the Sublessee's financial condition and will keep so informed without dependence on the Sublessor for any present or future information on the Sublessee's financial condition. If this guaranty be referred to an attorney for enforcement or for collection, the Guarantor agrees to pay the costs and expenses of such action including reasonable attorney's fees and whether or not suit is commenced.

36.     RIDERS.

     The riders, schedules, addenda and exhibits, if any, attached hereto, are made a part of this Sublease by reference.

Sublessee's Initials: JC
Sublessor's Initials: MLS

     IN WITNESS WHEREOF, the Sublessor and Sublessee have signed their names and affixed their seals the day and year first above written.

SUBLESSOR
CROWN PLAZA EXECUTIVE SUITES CORPORATION

By	MICHAEL L. SANDILAND
Printed Name	MICHAEL l. SANDILAND
Its	President

Date	3/12/08

STATE OF WASHINGTON		)
		)	ss
COUNTY OF WHATCOM		)

     I certify that I know or have satisfactory evidence that MICHAEL L. SANDILAND signed this instrument as the PRESIDENT of CROWN PLAZA EXECUTIVE SUITES CORPORATION, Sublessor, and acknowledged it to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: March 12, 2008 STATE OF WASHINGTON NOTARY SEAL OF Victoria L. Moorman Expiration: 09-07-11 Applied	VICTORIA L. MOORMAN NOTARY PUBLIC in and for the State of Washington. My Commission Expires 09/07/2011

Sublessee's Initials: JC
Sublessor's Initials: MLS

SUBLESSEE AND GUARANTOR:
FUTURE CANADA CHINA ENVIORNMENT, JESSICA LIANG

BY	JESSICA CHIANG
Printed Name	JESSICA LIANG

Date	March 12, 2008

STATE OF WASHINGTON		)
		)	ss
COUNTY OF WHATCOM		)

     I certify that I know or have satisfactory that Jessica Chiang signed this instrument as the President, Sublessee, and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

Dated: March 12, 2008 STATE OF WASHINGTON NOTARY SEAL OF Victoria L. Moorman Expiration: 09-07-11 Applied	VICTORIA L. MOORMAN NOTARY PUBLIC in and for the State of Washington. My Commission Expires 09/07/2011

Sublessee's Initials: JC
Sublessor's Initials: MLS